SALUDA GRADE ALTERNATIVE MORTGAGE TRUST 2022-SEQ2 ABS 15-G

Exhibit 99.2

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund LLC”). The review included a total of 619 newly originated, Closed End 2nd Liens and HELOC residential mortgage loans, in connection with the securitization identified as (“Grade 2022-SEQ2”) (the “Securitization”). The review began on October 11, 2021, and concluded on January 10, 2022.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

1.	Credit and Property Guideline Adherence

a)                   Using raw data received from Experian and/or CoreLogic, Servicer Provider will confirm that credit and property attributes meets Client’s guideline requirements for each borrower and that the borrower’s credit profile adhered to the guidelines

(1)                   FICO/LTV/LIEN/Occupancy Matrix Adherence

(2)                   Income, Debt and DTI calculation.

2.                   Income will be re-calculated using the raw data from PointServ for paystubs and tax transcripts; and from Plaid for bank statement verification of the income deposits and asset depletion.

3.                   The income data will be used to determine if the applicant qualifies per the guideline credit eligibility criteria and to re-calculate the borrower income to be used in the debt to income (DTI) calculation per the guidelines.

4.	No Income Document will be utilized in the re-calculation complete

5.	Title Search, or raw data from CoreLogic Lien Search and First American DataTree

a)                   The lien position (first or junior) is determined through review of data provided by CoreLogic, First American Data Tree, and/or Experian.

b)                  Data reviewed in conjunction with the Figure decisioning algorithms to re-calculate the lien balances.

6.	AVM Valuation, or raw data from CoreLogic AVM

a)                   Reviewed CoreLogic’s AVM outputs / data to ensure that Figure has complied with its valuation criteria outlined in the guidelines

7.	Hazard and Flood (if applicable, 1st Liens only)

a)                   Verify sufficient coverage

b)                  Verify coverage is for subject

8.	Review Closing Documents

a)                   Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers

b)                  Correct and complete instruments

c)                   Closing Disclosure

9.            In addition to the general Guidelines Review, Guidelines may require certain additional underwriting factors to be considered. As determined by the applicable Guidelines, the Credit Review may include the following:

a)                   Recalculate and verify that the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet the Guidelines and regulatory requirements.

b)                  Review borrower's occupancy

c)                   Confirm borrower eligibility

d)                  Review title information to validate lien position

e)                   Confirm sufficient evidence in Loan file to support borrower's willingness and ability to repay the debt

f)                   Confirm that Final 1003 match Underwriting Approval/AUS (as applicable) and that the final Loan approval data is supported by the documents in the file

g)                  Confirm Loan Approval conditions were met

h)                  Review the flood certificate, and confirm flood insurance, as applicable

i)                    Review 1003 for completion, signature, NMLS; validate final 1003 accurately reflects verified information

j)                    Validate credit inquiries within the last 90 days and AKA’s are cleared

k)                  Review sales contract and validate all contributions are within guidelines

l)                    Review Hazard coverage to verify sufficient coverage on subject and all premiums are included in DTI

m)                Mortgage Insurance Certificate if applicable, is coverage sufficient and premium included in DTI

n)                  Confirm OFAC clearances

o)                  Fraud Review

10.	Credit Review Documents

As part of the Credit Review, Service Provider will review the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:

a)                   Application (1003 or other applicable document) (Initial and Final)

b)                  Underwriting summary (1008)

c)                   Lender Approval/AUS as applicable

d)                  Credit report including all mortgage pay histories

e)                   Letters of Explanation (as required)

f)                   Income/Employment documentation

g)                  Tax Transcripts

h)                  Asset documentation

i)                    Sales Contract (as applicable)

j)                    Flood Determination

k)                  Title commitment and/or Title Policy

l)                    Appraisals and Appraisal valuation tools provided in the file

HELOC Compliance Review

MaxDiligence performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

1.	Rescission

a)                   Failure to provide the right of rescission notice;

b)                  failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c)                   errors in the right of rescission notice;

d)                  failure to provide the correct form of right of rescission notice;

e)                   failure to provide the three (3) business day rescission period; and

f)                   any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2.                   Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

3.	TILA

a)           High-cost Mortgage (§§1026.31, 32 and 33):

(1)                   Points and fees threshold test;

(2)                   APR threshold test;

(3)                   Prepayment penalty test; and

(4)                   Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b)           Higher-priced Mortgage Loan (§1026.35):

(1)                   APR threshold test; and

(2)                   Compliance with the escrow account and appraisal requirements.

4.                   ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)           Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

(1)                   Timing and content of the right to receive copy of appraisal disclosure;

(2)                   Charging of a fee for a copy of the appraisal or other written valuation;

(3)                   Timing of creditor providing a copy of each appraisal or other written valuation; and

b) With respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

5.	Other Provisions

a)                   Texas: i. The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b)                  Fed/State/Local Predatory Lending: i. The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c)                   Prepay Penalties and Late Fees:

(1)                   Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

6.	Exclusions. Service Provider will not test:

a)                   Loan types that are excluded from compliance with TRID:

b)                  Technical formatting of disclosures.

c)                   Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d)                  For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e)                   Whether any fee is a “bona fide” fee for third-party services

f)                   Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

 Closed-End 2nd Lien Compliance Review

1.	TRID Requirements

a)                   This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). For TRID Loans, the Compliance Review will include:

(1)                   Good Faith Estimates (“GFEs”)

(a)                Confirm the presence of the current GFE form in effect at the time of origination and Verify timely delivery of the initial GFE to the borrower (within three (3) business days of application).

(b)                Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

(2)	Revised GFEs

(a)                If the file contains a revised GFE:

(b)                Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances

(c)                Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

(3)	Final HUD-1

(a)                Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

(4)	Tolerance Testing

(a)                Compare the fees disclosed in the final binding GFE to those in the final HUD-1 and confirm that final HUD-1 fees are within the permitted tolerances.

(b)                Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GFE and HUD-1. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

(5)                   Other TILA Requirements. Service Provider will review all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

(a)                Truth in Lending Disclosure

(i)                 Review the Truth in Lending Disclosure; Determine if executed by all required parties.

(ii)               Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations and determine if disclosure differences are within allowed tolerances.

(6)	Notice of Right to Cancel (Rescission)

(a)                If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

(7)	Federal Disclosures

(a)                Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

(i)                 ARM Disclosure

(ii)               Right to Receive Copy of Appraisal

(b)	Originator License

(i)                 Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

(c)	Closing Documents

(i)                 Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

(8)                   Other Regulations

(a)	National Flood Insurance Program (“NFIP”)

(i)                 Review each Loan (if applicable to the subject property) to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

(b)	Homeowner’s Flood Affordability Act (“HFIAA”)

(i)                 Review to determine whether all premiums and fess for flood insurance are escrowed, and that the escrow is payable with same frequency as payments designated for the Loan.

(9)                   High Cost & Anti-Predatory Regulations

(a)                HOEPA testing: Review the Loan for compliance with the Home Ownership equity Protection Act (“HOEPA”), including, as applicable:

(i)                 APR test

(ii)               Points and Fees test

(iii)             Review of HOEPA disclosure for accuracy (i.e., payment stream, highest payment scenario; dates disclosed, dates acknowledged)

(iv)              Review and confirm documentation type

(v)                Review for evidence of prepayment penalty

(vi)              Verify Debt to Income conformity, if applicable.

(b)                Higher Priced Mortgage Loan (HPML) Review: test applicable Loans to verify that the APR threshold compared to the average prime offer rate has not been violated

(c)                Agency Points and Fees rules: calculate the allowable agency points and fees thresholds as defined by agency industry guides

(d)	Applicable State and Local High-Cost/Anti-Predatory Regulations

(10)               Texas Section 50(a)(6) Mortgages

(a)                Testing for the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable), including but not limited to:

(i)                 LTV Threshold

(ii)               Points and Fees Limitation

(iii)             Texas Home Equity Loan Disclosures (including timing and content requirements):

(a)                Home Equity Loan Consumer Disclosure / 12-Day Letter

(b)                Home Equity Loan Interest and Fees Preclosing Disclosure

(c)                Acknowledgement of Receipt of Loan Closing Document Copies

(d)                Home Equity Loan Rescission Notice

(e)                Fair Market Value of Homestead Property Acknowledgment/Affidavit

(11)               Compliance Review Documents

(a)                For the Compliance Review, Service Provider will review the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:

(i)                 Note, including all riders

(ii)               Mortgage/Deed of Trust, including all riders

(iii)             Closing Disclosure(s) for First Lien

(iv)              Right of Rescission (if applicable based on information provided to Service Provider)

(v)                Disclosures

(vi)              Servicing Disclosure

(vii)            Homeowners Counseling Disclosure

(viii)          Adjustable-Rate Mortgage (ARM) Disclosure

(ix)              Affiliated Business Disclosure Initial and any re-disclosed Loan Estimate(s)

(x)                Intent to Proceed

(xi)              Service Provider List

(xii)            Change of Circumstance for fee changes

(xiii)          Escalation documents for exception approval (if applicable).

(xiv)          Initial, re-disclosed (if applicable), and Final TIL

(xv)            Initial and re-disclosed (if applicable) GFE

(xvi)          Final HUD-1

(xvii)        Right to receive copy of appraisal

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by MaxDiligence are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MaxDiligence is relying in reaching such findings.

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, MaxDiligence will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.

Additional valuation products (AVM’s, CDA’s and Field reviews) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by MaxDiligence.

MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

Data Discrepancy

As part of the Credit and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Fields Reviewed	Discrepancy Count	Percentage
**APPLICATION DATE** [UW]	2	0.32%
**BORROWER SELF-EMPLOYMENT FLAG** [UW]	9	1.45%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	471	$5,579,842.00	76.09%
Event Grade B	148	$3,368,494.00	23.91%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	619	$8,948,336.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	615	$8,847,462.00	99.35%
Event Grade B	4	$100,874.00	0.65%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	619	$8,948,336.00	100.00%
Compliance Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	474	$5,579,842.00	76.58%
Event Grade B	145	$3,368,494.00	23.42%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	619	$8,948,336.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	619	$8,948,336.00	100.00%
Event Grade B	0	$-	0.00%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	619	$8,948,336.00	100.00%

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.